UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 29, 2005


                             EMPIRE GLOBAL CORP.
                     (Formerly Tradestream Global Corp.)
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                 123 COMMERCE VALLEY DRIVE EAST, SUITE 300,
                        THORNHILL, ONTARIO   L3T 7W8
                  (Address of principal executive offices)

                              (905) 882-0221
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 17, 2005, Empire Global Corp. (formerly Tradestream Global Corp., formerly Vianet Technology Group Limited) (the "Registrant") entered into an Agreement of Purchase and Sale of Stock with Blazing Holdings, Inc. pursuant to which it sold all of the issued and outstanding capital stock of IMM Investments, Inc., its wholly-owned subsidiary, to Blazing Holdings, Inc. for $3,000,000 paid by delivery of a secured promissory note having a maturity date of June 30, 2010. (the "IMM Agreement")

The Board of Directors of the Registrant, at a Special Meeting held on September 29, 2005, formally approved the decision by Management of the Registrant to amend Exhibit A - Promissory Note, of the IMM Agreement whereby Blazing Holding Inc. will be allowed to accrue its interest due to the Registrant to the maturity date of its Note Payable, June 17, 2010. Also, the interest rate charged shall be the prime rate charged at 8:00 a.m. EST on June 17, 2005 by Citibank, N.A. at its principal office (the "IMM Amendment")

The description contained in this Item 1.01 about the IMM Amendment to the IMM Agreement is qualified in its entirety by reference to the full text of the IMM Amendment, which is included as Exhibit 10.1 hereto.

A copy of the press release issued by Empire Global Corp. is attached hereto as Exhibit 99.1


ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On June 17, 2005, the Registrant entered into an Agreement of Purchase and Sale of Stock with Brookstreet Capital Corp. pursuant to which it sold all of the issued and outstanding capital stock of Montebello Developments Corp., its wholly-owned subsidiary, to Brookstreet Capital Corp. for $250,000 paid by delivery of a secured promissory note having a maturity date of June 30, 2010. (the "Montebello Agreement")

On September 29, 2005, the Registrant received written notice that Brookstreet Capital Corp. would not be able to make the first interest payment on its promissory note due on September 30, 2005. The Montebello Agreement contained clauses where delivery of such notice was deemed an "Event of Default".

Upon receipt of the above notice, the Board of Directors of the Registrant, at a Special Meeting held on September 29, 2005, formally approved the decision by Management of the Registrant to terminate the Montebello Agreement with Brookstreet Capital Corp.

Thus, the Registrant delivered a Notice of Termination (referenced hereto as Exhibit 2.1) where the Registrant notified Brookstreet Capital Corp that it had opted to exercise its right to reacquire and become the owner of 100 shares of (100% of the issued and outstanding) stock of Montebello Developments Corp. (pledged security for the loan) (the "Montebello Shares") and terminate the Montebello Agreement. Upon the delivery of the Montebello Shares to the Registrant, the Registrant terminated and cancelled the Montebello Agreement and Montebello Developments Corp. becomes a wholly owned subsidiary of the Registrant.

A copy of the press release issued by Empire Global Corp. is attached hereto as Exhibit 99.1

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ITEM 2.01:  ACQUISITION OR DISPOSITION OF ASSETS

The Registrant announced on June 30, 2005, that it had completed the sale of all of the issued and outstanding shares of common stock of Montebello Developments Corp., the Registrant's wholly-owned property and land development subsidiary, to Brookstreet Capital Corp. pursuant to the terms of an Agreement of Purchase and Sale of Stock dated June 17, 2005. In exchange for the shares of Montebello Developments Corp., the Registrant received a promissory note in the principal amount of $250,000 that had a maturity date of June 30, 2010. Pursuant to the promissory note, interest was payable quarterly commencing September 30, 2005. In order to secure the performance of its obligations under the promissory note, Brookstreet Capital Corp. had granted the Registrant a security interest in the acquired Shares as well as in the assets of Montebello Developments Corp. pursuant to the terms of a Security Agreement dated June 30, 2005. As additional security, Brookstreet Capital Corp. had pledged the shares of Montebello Developments Corp. to the Registrant pursuant to a Stock Pledge Agreement dated June 30, 2005.

On September 29, 2005, as disclosed above in Item 1.02 of this Form 8-K, the Registrant has disposed of the $250,000 promissory note from Brookstreet Capital Corp. and re-acquired 100% of the issued and outstanding shares of Montebello Developments Corp.

A copy of the press release issued by Empire Global Corp. is attached hereto as Exhibit 99.1


ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS

The Registrant has amended its Certificate of Incorporation to change its name to Empire Global Corp. effective September 21, 2005. A copy of the Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1.

Effective September 29, 2005, the Registrant has amended its Certificate of Incorporation to effect a 1-for-10 reverse stock split of its common stock. As a result of this action, the holder of each share of the Registrant's common stock now owns one-tenth of one share of common stock and the Registrant now has 745,900 issued and outstanding shares of common stock. A copy of the Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.2.

A copy of the press release issued by Empire Global Corp. is attached hereto as Exhibit 99.1


ITEM 8.01 - OTHER EVENTS

The Registrant's new OTC trading symbol as of Friday, September 30, 2005 is "EMGL".

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 2.1     Notice of Termination - The Montebello Agreement
Exhibit 3.1     Amendment to the Certificate of Incorporation - Name Change
Exhibit 3.2     Amendment to the Certificate of Incorporation - Reverse Split
Exhibit 10.1    Amendment to Exhibit A - Promissory Note.  Dated September 29,
                2005.
Exhibit 99.1    Press Release.  Dated September 29, 2005.

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                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  October 4, 2005              TRADESTREAM GLOBAL CORP.


                                     Per: /s/ Kalson G.H. Jang
                                          ------------------------------
                                          KALSON G.H. JANG
                                          Chairman



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                               EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------

2.1              Notice of Termination - The Montebello Agreement
3.1              Amendment to the Certificate of Incorporation - Name Change
3.2              Amendment to the Certificate of Incorporation - Reverse Split
10.1             Amendment to Exhibit A - Promissory Note.  Dated September 29,
                 2005.
99.1             Press Release.  Dated September 29, 2005.

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